UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2016

Item 1. Schedule of Investments

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS†

September 30, 2016 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 39.5%
BANKS 15.0%
Bank of America Corp., 6.20%, Series CC	79,557	$2,097,123
Bank of America Corp., 6.00%, Series EE	94,000	2,468,440
Bank of America Corp., 6.50%, Series Y	129,755	3,502,087
BB&T Corp., 5.625%	43,625	1,163,042
Capital One Financial Corp., 5.20%, Series G	64,000	1,632,000
Citigroup, 7.125%, Series J	79,953	2,315,439
Citigroup, 6.875%, Series K	83,175	2,396,272
Citigroup, 6.30%, Series S	90,602	2,426,322
Farm Credit Bank of Texas, 6.75%, 144A(a)	40,000	4,301,252
Fifth Third Bancorp, 6.625%, Series I	37,119	1,133,614
First Republic Bank, 5.50%, Series G	69,356	1,866,370
Huntington Bancshares, 6.25%, Series D	183,950	5,065,983
JPMorgan Chase & Co., 6.125%, Series Y	100,000	2,709,000
KeyCorp, 8.625%, Series C	80,000	2,089,600
PNC Financial Services Group, 6.125%, Series P	80,000	2,333,600
PrivateBancorp, 7.125%, due 10/30/42	43,309	1,156,740
Regions Financial Corp., 6.375%, Series B	73,000	2,113,350
Wells Fargo & Co., 6.625%	40,564	1,207,996
Wells Fargo & Co., 5.50%, Series X	100,000	2,579,000
Zions Bancorp, 7.90%, Series F	176,458	4,651,433
		49,208,663
BANKS—FOREIGN 0.4%
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)	55,355	1,424,284

ELECTRIC 2.6%
INTEGRATED ELECTRIC 1.1%
DTE Energy Co., 5.375%, due 6/1/76, Series B	51,859	1,336,925
Integrys Holdings, 6.00%, due 8/1/73	87,832	2,407,695
		3,744,620
REGULATED ELECTRIC 1.5%
Southern Co./The, 6.25%, due 10/15/75	172,000	4,786,760
TOTAL ELECTRIC		8,531,380

FINANCIAL 5.4%
DIVERSIFIED FINANCIAL SERVICES 2.1%
KKR & Co. LP, 6.75%, Series A	88,000	2,383,040
State Street Corp., 5.35%, Series G	92,375	2,476,574

	Number of Shares	Value
Stifel Financial Corp., 6.25%, Series A	77,325	$2,153,501
		7,013,115
INVESTMENT BANKER/BROKER 3.3%
Charles Schwab Corp./The, 5.95%, Series D	146,750	3,994,535
Morgan Stanley, 6.875%	123,526	3,635,370
Morgan Stanley, 6.375%, Series I	115,000	3,205,050
		10,834,955
TOTAL FINANCIAL		17,848,070

INDUSTRIALS—CHEMICALS 2.4%
CHS, 6.75%	72,040	2,062,505
CHS, 7.50%, Series 4	31,846	940,412
CHS, 7.10%, Series II	165,962	4,972,222
		7,975,139
INSURANCE 4.2%
MULTI-LINE 0.7%
WR Berkley Corp., 5.75%, due 6/1/56	89,350	2,312,378

MULTI-LINE—FOREIGN 1.1%
ING Groep N.V., 7.20% (Netherlands)	50,000	1,296,500
PartnerRe Ltd., 6.50%, Series G (Bermuda)	79,000	2,255,450
		3,551,950
PROPERTY CASUALTY—FOREIGN 0.7%
Validus Holdings Ltd., 5.875%, Series A (Bermuda)	87,000	2,223,720

REINSURANCE 0.8%
Reinsurance Group of America, 5.75%, due 6/15/56	88,000	2,559,920

REINSURANCE—FOREIGN 0.9%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	50,000	1,457,500
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)	65,892	1,704,626
		3,162,126
TOTAL INSURANCE		13,810,094

INTEGRATED TELECOMMUNICATIONS SERVICES 1.3%
Qwest Corp., 6.50%, due 9/1/56	105,225	2,720,066
Qwest Corp., 7.00%, due 4/1/52	58,323	1,493,652
		4,213,718

	Number of Shares	Value
REAL ESTATE 4.7%
DIVERSIFIED 2.4%
Retail Properties of America, 7.00%	79,500	$2,055,075
VEREIT, 6.70%, Series F	170,372	4,538,710
Vornado Realty Trust, 6.625%, Series I	50,000	1,288,500
		7,882,285
HOTEL 0.6%
Chesapeake Lodging Trust, 7.75%, Series A	75,000	1,938,750

RESIDENTIAL—MANUFACTURED HOME 0.8%
Equity Lifestyle Properties, 6.75%, Series C	47,378	1,234,197
UMH Properties, 8.25%, Series A	50,000	1,285,000
		2,519,197
SHOPPING CENTERS 0.9%
COMMUNITY CENTER 0.5%
Washington Prime Group, 6.875%, Series I	69,100	1,813,184

REGIONAL MALL 0.4%
CBL & Associates Properties, 6.625%, Series E	48,840	1,233,698
TOTAL SHOPPING CENTERS		3,046,882
TOTAL REAL ESTATE		15,387,114

TECHNOLOGY—SOFTWARE 0.7%
eBay, 6.00%, due 2/1/56	87,200	2,366,608

UTILITIES 2.8%
Dominion Resources, 5.25%, due 7/30/76, Series A	44,000	1,120,240
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K	63,861	1,640,589
SCE Trust III, 5.75%	41,100	1,237,932
SCE Trust IV, 5.375%, Series J	92,000	2,668,920
SCE Trust V, 5.45%, Series K	79,600	2,363,324
		9,031,005
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$118,779,294)		129,796,075

PREFERRED SECURITIES—CAPITAL SECURITIES 94.5%
BANKS 27.9%
AgriBank FCB, 6.875%	26,000	2,803,125
Bank of America Corp., 6.30%, Series DD	2,400,000	2,613,000
Bank of America Corp., 7.25%, Series L (Convertible)	1,800	2,197,512

	Number of Shares	Value
Bank of America Corp., 6.50%, Series Z	6,314,000	$6,846,744
Citigroup, 6.125%, Series R	2,026,000	2,109,573
Citigroup, 6.25%, Series T	4,350,000	4,687,125
Citigroup Capital III, 7.625%, due 12/1/36	4,115,000	5,238,893
CoBank ACB, 6.25%, 144A(a)	25,000	2,643,750
CoBank ACB, 6.125%, Series G	25,000	2,546,875
CoBank ACB, 6.25%, Series I	2,734,000	2,994,001
Countrywide Capital III, 8.05%, due 6/15/27, Series B	1,815,000	2,312,651
Farm Credit Bank of Texas, 10.00%, Series I	10,000	11,875,000
Goldman Sachs Capital I, 6.345%, due 2/15/34	1,258,000	1,536,238
Huntington Bancshares, 8.50%, Series A (Convertible)	3,712	5,382,326
JPMorgan Chase & Co., 7.90%, Series I	7,815,000	8,039,681
JPMorgan Chase & Co., 6.75%, Series S	6,725,000	7,431,125
PNC Financial Services Group, 6.75%	4,500,000	5,040,000
Sovereign Real Estate Investment Trust, 12.00%, 144A(a)	1,500	1,918,125
Wells Fargo & Co., 7.98%, Series K	8,350,000	8,737,022
Wells Fargo & Co., 5.875%, Series U	4,250,000	4,616,562
		91,569,328
BANKS—FOREIGN 26.9%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (Australia)(a)	3,200,000	3,522,931
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)	3,400,000	4,021,819
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)	2,200,000	2,260,647
Banco Mercantil del Norte SA, 5.75%, due 10/4/31, 144A (Mexico)(a)	2,500,000	2,450,500
Barclays PLC, 8.25% (United Kingdom)	3,193,000	3,200,982
Barclays PLC, 7.875%, Series . (United Kingdom)	2,200,000	2,169,055
BNP Paribas, 7.195%, 144A (France)(a)	1,950,000	2,198,625
BNP Paribas SA, 7.625%, 144A (France)(a)	3,800,000	3,920,772
Cooperatieve Rabobank UA, 6.625% (EUR) (Netherlands)	1,000,000	1,184,783
Credit Agricole SA, 8.125%, 144A (France)(a)	3,650,000	3,881,680
Credit Suisse Group AG, 7.50%, 144A (Switzerland)(a)	1,887,000	1,924,504
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(a)	2,507,869	2,990,634
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)(a)	7,750,000	11,766,980
HSBC Holdings PLC, 6.875% (United Kingdom)	2,800,000	2,919,000
Lloyds Banking Group PLC, 7.50% (United Kingdom)	5,637,000	5,835,422
Nationwide Building Society, 10.25%, due 12/6/99 (GBP) (United Kingdom)	2,460,000	4,089,287

	Number of Shares	Value
Rabobank Nederland, 11.00%, 144A (Netherlands)(a)	9,100,000	$11,056,500
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)	2,277,000	2,738,093
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)	5,000,000	4,906,250
Societe Generale SA, 7.375%, 144A (France)(a)	2,400,000	2,358,000
Standard Chartered PLC, 7.50%, 144A (United Kingdom)(a)	1,800,000	1,800,000
UBS Group AG, 6.875% (Switzerland)	1,400,000	1,384,985
UBS Group AG, 7.00% (Switzerland)	1,000,000	1,057,692
UBS Group AG, 7.125% (Switzerland)	1,500,000	1,523,925
UBS Group AG, 7.125%, Series . (Switzerland)	3,200,000	3,294,464
		88,457,530
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES 0.5%
National Rural Utilities Cooperative Finance Corp., 5.25%, due 4/20/46	1,680,000	1,817,103

INDUSTRIALS—DIVERSIFIED MANUFACTURING 3.7%
General Electric Co., 5.00%, Series D	11,441,000	12,181,233

INSURANCE 24.6%
LIFE/HEALTH INSURANCE 7.9%
MetLife, 5.25%, Series C	1,598,000	1,609,985
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(a)	5,450,000	6,864,809
MetLife Capital Trust X, 9.25%, due 4/8/38, 144A(a)	5,599,000	8,069,279
Prudential Financial, 5.625%, due 6/15/43	7,664,000	8,277,503
Prudential Financial, 5.875%, due 9/15/42	1,088,000	1,201,696
		26,023,272
LIFE/HEALTH INSURANCE—FOREIGN 11.0%
Cloverie PLC for Zurich Insurance Co., Ltd., 5.625%, due 6/24/46 (Ireland)	2,200,000	2,379,740
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)(a)	4,400,000	4,433,000
Demeter BV (Swiss Re Ltd.), 5.625%, due 8/15/52 (Netherlands)	2,000,000	2,074,584
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)	2,300,000	2,420,819
La Mondiale Vie, 7.625% (France)	3,100,000	3,324,750
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)(a)	6,900,000	7,771,125
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)(a)	6,200,000	6,726,888

	Number of Shares	Value
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)(a)	1,000,000	$1,103,850
Prudential PLC, 7.75% (United Kingdom)	1,650,000	1,687,259
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)(a)	3,500,000	4,186,875
		36,108,890
MULTI-LINE—FOREIGN 2.0%
AXA SA, 8.60%, due 12/15/30 (France)	1,400,000	1,981,000
AXA SA, 6.463%, 144A (France)(a)	2,250,000	2,353,095
Cloverie PLC, 8.25% (Switzerland)	2,000,000	2,151,920
		6,486,015
PROPERTY CASUALTY 1.1%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(a)	3,200,000	3,752,000

PROPERTY CASUALTY—FOREIGN 1.4%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)	2,551,000	2,831,610
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)	1,600,000	1,696,899
		4,528,509
REINSURANCE—FOREIGN 1.2%
Aquarius + Investments PLC, 8.25% (Switzerland)	3,510,000	3,774,128
TOTAL INSURANCE		80,672,814

INTEGRATED TELECOMMUNICATIONS SERVICES 1.3%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(a)	3,500	4,135,469

MATERIAL—METALS & MINING 2.2%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)(a)	6,400,000	7,264,000

PIPELINES 1.9%
Transcanada Trust, 5.625%, due 5/20/75 (Canada)	1,590,000	1,613,850
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	4,337,000	4,599,388
		6,213,238
REAL ESTATE—DIVERSIFIED 0.7%
QCP SFN West/Central/East/AL REIT LLC, 8.125%, due 11/1/23, 144A(a)	2,300,000	2,341,688

		Number of Shares	Value
UTILITIES 4.8%
ELECTRIC UTILITIES 0.2%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D		632,000	$629,049

ELECTRIC UTILITIES—FOREIGN 4.6%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)		8,600,000	9,266,207
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(a)		5,047,000	5,911,299
			15,177,506
TOTAL UTILITIES			15,806,555
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$286,531,076)			310,458,958

		Principal Amount
CORPORATE BONDS—INSURANCE-PROPERTY CASUALTY 1.9%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(a)		$4,829,000	6,309,393
TOTAL CORPORATE BONDS (Identified cost—$4,343,382)			6,309,393

		Number of Shares
SHORT-TERM INVESTMENTS 1.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.19%(b)		4,800,000	4,800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,800,000)			4,800,000

TOTAL INVESTMENTS (Identified cost—$414,453,752)	137.4%		451,364,426

LIABILITIES IN EXCESS OF OTHER ASSETS	(37.4)		(122,917,218)

NET ASSETS (Equivalent to $27.39 per share based on 11,991,350 shares of common stock outstanding)	100.0%		$328,447,208

Note: Percentages indicated are based on the net assets of the Fund.
†	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(a)	Resale is restricted to qualified institutional investors. Aggregate holdings equal 39.0% of the net assets of the Fund, of which 0.0% are illiquid.
(b)	Rate quoted represents the seven-day yield of the Fund.

Centrally cleared interest rate swap contracts outstanding at September 30, 2016 were as follows:

Clearinghouse	Notional Amount	Fixed Rate Payable	Floating Rate(resets monthly) Receivable(a)	Termination Date	Unrealized Depreciation
CME Group, Inc.	$33,000,000	1.049%	0.527%	October 29, 2019	$(328,078)
CME Group, Inc.	34,000,000	1.231%	0.527%	October 29, 2020	(566,659)
CME Group, Inc.	33,000,000	1.395%	0.527%	October 29, 2021	(808,763)
					$(1,703,500)

(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2016.

Forward foreign currency exchange contracts outstanding at September 30, 2016 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	8,258,598	USD	9,207,891	10/4/16	$(69,400)
Brown Brothers Harriman	GBP	3,156,549	USD	4,136,124	10/4/16	44,765
Brown Brothers Harriman	USD	4,099,536	GBP	3,156,549	10/4/16	(8,178)
Brown Brothers Harriman	USD	6,161,640	EUR	5,481,740	10/4/16	(3,731)
Brown Brothers Harriman	USD	3,116,801	EUR	2,776,858	10/4/16	2,581
Brown Brothers Harriman	EUR	4,671,865	USD	5,258,002	11/2/16	2,788
Brown Brothers Harriman	GBP	3,177,459	USD	4,128,777	11/2/16	7,869
						$(23,306)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
GBP	Great British Pound
REIT	Real Estate Investment Trust
USD	United States Dollar

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate.  Over-the-counter options are valued based upon prices received by the respective counterparty. Centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a third-party pricing service or third-party broker dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.  There were no transfers between Level 1 and Level 2 securities as of September 30, 2016.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities - $25 Par Value: Banks	$49,208,663	$44,907,411	$4,301,252	$—
Electric-Integrated Electric	3,744,620	1,336,925	2,407,695	—
Other Industries	76,842,792	76,842,792	—	—
Preferred Securities - Capital Securities: Banks	91,569,328	7,579,838	83,989,490	—
Other Industries	218,889,630	—	218,889,630	—
Corporate Bonds	6,309,393	—	6,309,393	—
Short-Term Investments	4,800,000	—	4,800,000	—
Total Investments(a)	$451,364,426	$130,666,966	$320,697,460	$—
Forward foreign currency exchange contracts	$58,003	$—	$58,003	$—
Total Appreciation in Other Financial Instruments(a)	$58,003	$—	$58,003	$—
Forward foreign currency exchange contracts	$(81,309)	$—	$(81,309)	$—
Centrally cleared interest rate swaps	(1,703,500)	—	(1,703,500)	—
Total Depreciation in Other Financial Instruments(a)	$(1,784,809)	$—	$(1,784,809)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities - Capital Securities- Banks
Balance as of December 31, 2015	$4,174,033
Change in unrealized appreciation (depreciation)	290,967
Transfers out of Level 3(a)	(4,465,000)
Balance as of September 30, 2016	$—

(a) Transfers from Level 3 to Level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase in available market inputs to determine prices.

Note 2.   Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of September 30, 2016:

Forward foreign currency exchange contracts	$(23,306)
Centrally cleared interest rate swap contracts	(1,703,500)
$(1,726,806)

The balance of outstanding centrally cleared interest rate swap contracts at September 30, 2016 is representative of the volume outstanding during the period ended September 30, 2016. The following summarizes the volume of the Fund’s centrally cleared interest rate swap contracts and forward foreign currency exchange contracts activity during the nine months ended September 30, 2016:

	Centrally cleared interest rate swap contracts	Forward foreign currency exchange contracts
Average Notional Balance	$100,000,000	$13,874,114
Ending Notional Balance	100,000,000	9,386,779

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Options:  The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices and other financial instruments to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund.  If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At September 30, 2016, the Fund did not have any option contracts outstanding.

The Fund had transactions in written options during the nine months ended September 30, 2016, were as follows:

	Number
	of Contracts	Premiums
Written option contracts outstanding at December 31, 2015	—	$—
Option contracts written	24	255,675
Option contracts terminated in closing transactions	(24)	(255,675)
Written option contracts outstanding at September 30, 2016	—	$—

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 3.   Income Tax Information

As of September 30, 2016, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$414,453,752
Gross unrealized appreciation	$37,518,606
Gross unrealized depreciation	(607,932)
Net unrealized appreciation	$36,910,674

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Principal Executive Officer

Date: November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal		Title: Treasurer and Principal
	Executive Officer		Financial Officer

Date: November 23, 2016